Final Document

AGREEMENT

This Agreement (the “Agreement”), dated this 22nd  day of December 2006, is by and among the following parties (each of which is sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties”):

Merchants Mutual Insurance Company, a New York domiciled mutual property-casualty insurance company, with its principal office at 250 Main Street, Buffalo, New York 14202 (“Merchants Mutual”);

Merchants Preferred Insurance Company, a New York domiciled stock insurance corporation, with its principal office at 250 Main Street, Buffalo, New York 14202, which is a wholly owned subsidiary of Merchants Mutual (“Preferred”);

MPIC, Inc., a New York business corporation, with its principal office at 250 Main Street, Buffalo, New York 14202, which is a wholly owned subsidiary of Merchants Mutual (“MPIC”);

Merchants Group, Inc., a Delaware business corporation, with its principal office at 250 Main Street, Buffalo, New York 14202 (“MGI”);

Merchants Insurance Company of New Hampshire, Inc., a New Hampshire domiciled stock insurance corporation, with its principal office at 250 Main Street, Buffalo, New York 14202, which is a wholly owned subsidiary of MGI (“MNH”);

American European Group, Inc., a Delaware corporation, with its principal office at 444 Madison Avenue, New York, New York 10022 (“AEG”);

Rutgers Casualty Insurance Company, a New Jersey domiciled stock insurance corporation, with its principal office at 2250 Chapel Avenue West, Suite 200, Cherry Hill, New Jersey 08002, which is a wholly owned subsidiary of AEG (“Rutgers”); and

Rutgers Enhanced Insurance Company, a New Jersey domiciled stock insurance corporation, with its principal office at 2250 Chapel Avenue West, Suite 200, Cherry Hill, New Jersey 08002, which is a wholly owned subsidiary of Rutgers (“Rutgers Enhanced”).

RECITALS:

WHEREAS, Merchants Mutual, on the one hand, and MGI and MNH, on the other hand, are parties to a Services Agreement dated as of January 1, 2003, pursuant to which Merchants

Mutual provides certain administrative, underwriting, claims and investment services to MGI and MNH (“Services Agreement”); and

WHEREAS, Merchants Mutual and MNH are also parties to a Reinsurance Pooling Agreement dated as of January 1, 2003 (“Pooling Agreement”), pursuant to which they pool their traditional insurance business, which term is defined in the Pooling Agreement to mean: those commercial and personal lines of property, liability and workers’ compensation insurance in any jurisdiction in which either of MNH or Merchants Mutual is or was licensed to do an insurance business, which insurance was produced through Merchants Mutual’s and MNH’s independent insurance agents pursuant to the Management Agreement among Merchants Mutual, MGI and MNH that preceded the Services Agreement, including residual market assumptions and assessments, industry underwriting facilities charges, and all similar assessments and charges attributable to such business, and such other business as Merchants Mutual and MNH may mutually agree; and

WHEREAS, MGI and AEG and AEG’s newly formed, wholly owned subsidiary American European Financial, Inc. have entered into an Agreement and Plan of Merger dated as of October 31, 2006 (“Merger Agreement”), pursuant to which AEG will effectively acquire 100% ownership and control of MGI and thereby ownership and control of MNH (the “Merger”); and

WHEREAS, Merchants Mutual, on the one hand, and MGI, MNH and AEG, on the other hand, desire to provide for the orderly renewal by Merchants Mutual as soon as practical after the effective date of the Merger, subject to applicable laws and underwriting guidelines, of all of MNH’s Traditional Insurance Business; and

Final Document

WHEREAS,  for purposes of this Agreement “Traditional Insurance Business” is defined as “those commercial and personal lines of property, liability and workers’ compensation insurance, meeting Mutual’s underwriting parameters (as “Mutual” is defined in this Agreement), in any jurisdiction in which either of MNH or Mutual is licensed to do an insurance business, which insurance was produced through MNH’s or Mutual’s independent insurance agents or producers pursuant to the Services Agreement, including residual market assumptions and assessments, industry underwriting facilities charges, risk assignments, and all similar assessments and charges attributable to such business”; and

WHEREAS, the Parties hereto agree to the following terms and conditions in this Agreement in order to provide for the renewal of MNH’s Traditional Insurance Business by Merchants Mutual or Preferred or another insurance company controlled by Merchants Mutual (Merchants Mutual, Preferred and any such other insurance company controlled by Merchants Mutual are collectively referred to herein as “Mutual”).

NOW, THEREFORE, the Parties hereto, for good and adequate consideration as set forth below, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

AGREEMENTS:

1.

Effective Dates.

(a)

Except as otherwise provided below, this Agreement shall become effective when each of the Parties hereto has signed a copy of this Agreement (the “Signing Effective Date”).

(b)

The rights and obligations of the Parties with respect to policy renewals set forth in Section 2 of this Agreement, and the other rights and obligations of each Party

Final Document

provided for in this Agreement, shall become effective at 12:00 a.m. on the first day of the calendar month immediately following the later of (1) the effective date of the Merger or (ii) the receipt of all approvals or non-disapprovals, if any, that are required from both the New Hampshire Insurance Department and the New York Insurance Department for the consummation of the transactions contemplated in this Agreement, including the policy renewals set forth in Section 2 of this Agreement and the approval of any rates and forms required by Mutual to renew the policies as referred to in Section 2 (the “Renewal Effective Date”).

(c)

Notwithstanding Section 1(b), the rights and obligations of the Parties specified in Section 2 shall not become effective with respect to any MNH policies written in any of the following jurisdictions until the later of the following dates (each, a “Subsequent Renewal Effective Date”):  (i) the Renewal Effective date, or (ii) 12:00 a.m. on the first day of the calendar month immediately following the receipt of all approvals or non-disapprovals, if any, that are required from the insurance department or other insurance regulatory agency in that jurisdiction, including any required licenses or approved rates and forms necessary for Mutual to write such MNH policies as they come up for renewal during the Renewal Term (as such term is defined in Section 2(a) below): Delaware, District of Columbia, Maine, Massachusetts, Michigan, New Jersey, Ohio, Pennsylvania, Rhode Island, Vermont and Virginia (the “Remaining Jurisdictions”).

(d)

All insurance authorities in all states specified by name in this Section 1 shall be known as Insurance Regulators.

Final Document

(e)

Once effective, this Agreement shall remain in full force and effect until terminated in accordance with the terms set forth in Section 12 below.

2.

Renewal Rights.

(a)

MNH and AEG hereby grant to Mutual on the Renewal Effective Date, and on the Subsequent Renewal Effective Dates, as may be applicable, the irrevocable, exclusive right (the “Renewal Rights”) during the twenty-four (24) month period following the commencement of  the Renewal Effective Date or any Subsequent Renewal Effective Dates, as maybe applicable, in each of the jurisdictions referred to in Sections 1(b) and (c) above, but not later than June 30, 2009 (the “Renewal Term”) to (i) renew by replacing with a Mutual policy any and all policies for Traditional Insurance Business issued by MNH under the Services Agreement, that are in force on each of the Renewal Effective Dates, and policies for Traditional Insurance Business renewed by MNH either pursuant to clause (ii) or (iii) of Section 2(c) (collectively, the “In Force Policies”; individually, an “In Force Policy”) as any such policies may be eligible for renewal with MNH during the Renewal Term, and (ii) issue a Mutual policy in replacement of any In Force Policy during such In Force Policy’s term if requested by the policyholder or the policyholder’s agent.  The Mutual policies issued to renew or replace In Force Policies shall be referred to collectively as the “Mutual Replacement Policies,” and individually as a “Mutual Replacement Policy”.

(b)

In exchange for such Renewal Rights, during the Renewal Term Mutual shall offer policies, which provide substantially similar coverage as provided under the corresponding expiring In Force Policies, to all MNH policyholders to renew their

Final Document

expiring In Force Policies as they expire or are terminated.  Mutual’s obligation to offer coverage to a holder of an In Force Policy shall extend to all insureds and risks that meet the general underwriting guidelines that are in force from time to time applicable to that policyholder and those risks. In the case of policyholders who have a right under the laws and regulations of the state in which such policies were issued to renew their expiring In Force Policies, the underwriting guidelines shall conform to the requirements of such laws and regulations. Mutual shall not have any obligation to issue an insurance policy to any individual not insured by MNH on the date of the expiration of his or her In Force Policy.

(c)

Notwithstanding its grant of exclusive Renewal Rights to Mutual, MNH shall retain the right (i) to offer renewal to any holder of an In Force Policy if Mutual elects not to renew such policy for any legally permissible reason or if the policyholder voluntarily declines Mutual’s offer to renew, (ii) to offer renewal of In Force Policies in any of the Remaining Jurisdictions in which the Subsequent Renewal Effective Date has not occurred, and (iii) to renew as an MNH policy any In Force Policy as to which an offer to renew is outstanding on the Renewal Effective Date or Subsequent Renewal Effective Date, as may be applicable.

(d)

After the Signing Effective Date, MNH shall fully cooperate with Mutual in drafting proposed notices to MNH’s and Mutual’s agents and producers advising them of Mutual’s Renewal Rights. Unless MNH and Mutual agree, however, no such notices shall be sent prior to the Renewal Effective Date or Subsequent Renewal Effective Date, as may be applicable. On and after that date, MNH shall

Final Document

reasonably cooperate with Mutual in advising MNH’s and Mutual’s agents and producers of Mutual’s Renewal Rights.

(e)

As soon as possible after the Renewal Effective Date or Subsequent Renewal Effective Date, as may be applicable, Mutual and MNH shall (i) cause a joint letter from MNH and Mutual to be issued to each holder of an In Force Policy for the purpose of explaining the impact of the Renewal Rights on such policyholder; and (ii) cooperate fully and in good faith with each other in order to achieve the timely and efficient implementation of the transactions contemplated by this Agreement in compliance with applicable law.

(f)

 As soon as possible after the Renewal Effective Date or Subsequent Renewal Effective Date, as may be applicable, Mutual shall: (i) cause its offers of renewal coverage to be made to the holders of the In Force Policies, but no sooner than ninety (90) days prior to the policy’s expiration date or such other time period legally required under the laws of the state in which such policy is issued; and (ii) provide all services necessary or appropriate relating to all policies issued by Mutual in connection with its exercise of its Renewal Rights, including without limitation policy processing, issuance of endorsements, billing, and adjustment of claims.

(g)

After the Renewal Effective Date or Subsequent Renewal Effective Date, as may be applicable, MNH shall cooperate fully and in good faith with Mutual in order to achieve the timely and efficient implementation of the transactions contemplated by this Agreement in compliance with applicable law.

Final Document

(h)

After the Renewal Effective Date, MNH shall within ten (10) business days of receipt (i) forward to Mutual any premium payment received by MNH relating to a Mutual Replacement Policy; and (ii) notify Mutual of any case in which any notice relating to a Mutual Replacement Policy, including without limitation notice of a claim or change in coverage or conditions, is received by MNH.

(i)

Mutual shall have no obligations on or related to In Force Policies or MNH’s Traditional Insurance Business that are not specifically set out in this Agreement or in the Services or Pooling Agreements, and MNH indemnifies Mutual against any claim which may be made against it with respect to those MNH policies or that MNH business. Neither MNH, MGI, or AEG shall have any obligation on or related to Mutual Replacement Policies, and Mutual indemnifies them against any claim which may be made against any of them with respect to any Mutual Replacement Policy. All obligations for any risks assigned or costs imposed by any state or state authorized association or pool for risks included within Traditional Insurance Business that (i) are not written in the voluntary market or (ii) fail to meet the underwriting standards generally imposed in the voluntary market for risks of a similar nature, including but not limited to any assigned risks for automobile coverage, coastal dwellings, or workers’ compensation, or  (iii) are covered under any state’s or state authorized guaranty association’s or similar organization’s programs designed to provide coverage on such risks in the involuntary or residual market (collectively “Imposed Risks”) shall follow the policies with respect to which they are imposed. Thus, Imposed Risks relating to policies issued by MNH shall be borne by MNH; those related to policies issued

Final Document

by Mutual shall be borne by Mutual.  In each case the Imposed Risks shall be subject to pooling and reinsurance as provided in the Pooling Agreement. The Parties agree to cooperate with each other in opposing any such assignments which they reasonably believe are unwarranted or unlawful.

(j)

From the Signing Effective Date to the Renewal Effective Date, or any Subsequent Renewal Effective Date, as may be applicable, except as otherwise expressly provided herein:

(i)

MNH and Mutual (in its capacity under the Pooling and Services Agreements) shall conduct MNH’s Traditional Insurance Business only in the ordinary and regular course of business consistent with past practices and shall utilize their best efforts to preserve the overall size and quality of MNH’s Traditional Insurance Business;

(ii)

MNH, MGI and Mutual (in its capacity under the Pooling and Services Agreements), in conducting MNH’s Traditional Insurance Business, shall not take, or permit others to take, any actions which are reasonably likely to result in any materially adverse change in the written premiums or other business characteristics of MNH’s Traditional Insurance Business; and

(iii)

MNH, MGI and AEG will not permit, nor permit any of their affiliates, directors, officers, employees, agents or advisors, to initiate, pursue, or enter into any discussions, negotiations or agreements with any person contemplating or providing for any transaction similar to the Renewal Rights or pending transactions

Final Document

contemplated under this Agreement, unless (i) the Renewal Effective Date has not occurred by March 31, 2007, or (ii) prior to that date an event has occurred which makes it more likely than not that the Renewal Effective Date will not occur, in which case MNH, MGI or AEG may engage in such discussions or negotiations but shall not enter into any such agreement without Mutual’s consent.

3.

Policy Data License.

(a)

In order to assist Mutual in offering renewal to holders of In Force Policies, MNH hereby grants to MPIC an exclusive license (“License”), for the period specified in Section 3(c) below, that will entitle MPIC, and Mutual as MPIC’s authorized sublicensee, to continued use of, and complete, unhindered and unlimited access to, subject to the terms of this Agreement, all of the following policy, insured and agent and producer data related to In Force Policies, in whatever format such data may exist, including but not limited to electronic policy data, paper copy, digital, computer software or other form of image:  (i) policy forms, (ii) products, (iii) rates, (iv) rate and form filings, (v) a detailed data file layout or data dictionary showing all individual data elements captured for MNH’s In Force Policies and related claims,  (vi) all individual policyholder data, including but not limited to name, address, social security or Federal employer identification number, credit reports, full description of the covered risks, coverage limits, payment plans, claim history, or other relevant policyholder data, in a format that will facilitate a conversion directly from MNH to Mutual,  and (vii) information about each MNH

Final Document

agency with in-force exposures for Traditional Insurance Business with MNH at the time of the Signing Effective Date or at any time throughout the Renewal Term, including without limitation name, address and social security or Federal employer identification number, contracts, and, with respect to the Traditional Insurance Business placed with MNH, premium and loss history on the agency’s book of business with MNH, and commission rates and all other similar or related information, data and know-how necessary or helpful to enable Mutual to offer renewal coverage for the In Force Policies (collectively referred to as “Policy Data”).

(b)

 MNH agrees not to provide any Policy Data or license therein to any other party or to use any Policy Data itself to offer renewal or new coverage to holders of In Force Policies, except as otherwise contemplated in Section 2(c) above and Section 4(c) below.

(c)

The License shall become effective on the Renewal Effective Date and any Subsequent Renewal Effective Dates, as may be applicable, and shall expire at the end of the Renewal Term, at which time the exclusive rights granted under it shall revert to MNH; provided, however, Mutual shall continue to be able to use the Policy Data after the end of the Renewal Term to service In Force Policies which are renewed or written during the Renewal Term in either MNH or Mutual and the agents and producers who have placed such In Force Policies. Except to the extent reasonably required to verify Mutual’s compliance with this Agreement,  MNH shall have no right or access to any information relating to Mutual Replacement Policies written pursuant to Mutual’s Renewal Rights.

Final Document

(d)

MPIC may sublicense Mutual to use the Policy Data included in the License, but shall be precluded from sublicensing its rights to the Policy Data included in the License to any party not controlled by Mutual.

(e)

All of the Policy Data covered by this License is in the possession of Mutual pursuant to the Pooling and Services Agreements.  The costs of securing and maintaining Policy Data in accordance with past practices, and of transferring the effective use of the Policy Data to Mutual pursuant to the License, shall continue to be allocated under the Pooling and Services Agreements. However, neither MGI nor MNH shall incur any additional cost under those Agreements or this Agreement for making the Policy Data available to MPIC or Mutual under this License.

4.

Reciprocal Agreements.

(a)

At all times during the Renewal Term, MNH, Rutgers and Rutgers Enhanced, and any other person affiliated with any of them or AEG, severally agree not to solicit or offer renewals to any holder of an In Force Policy or any Mutual Replacement Policy, nor shall they solicit or market to any of Mutual’s insurance agents or producers for the purpose of inducing the agents or producers to place such In Force Policy or Mutual Replacement Policy with any insurer other than Mutual.

(b)

Subject to Paragraph 4(c), from the effective date of the Merger and at all times during the Renewal Term, MNH, Rutgers and Rutgers Enhanced, and any other person affiliated with any of them or AEG, severally agree not to (i) solicit any of Mutual’s then existing Traditional Insurance Business from any of Mutual’s agents or producers, or (ii) solicit or offer to any of their insurance agents or

Final Document

producers to place with any insurer other than Mutual any new insurance coverage that meets the definition of Traditional Insurance Business that is then currently written by Mutual.

(c)

Notwithstanding anything in this Agreement to the contrary, MNH, Rutgers and Rutgers Enhanced may, during the Renewal Term and thereafter:

(i)

Solicit business from independent agents or producers who have not written new Traditional Insurance Business with Mutual or MNH during the twelve (12) months ending on the Renewal Effective Date; and

(ii)

Solicit business from independent agents or producers who have not had initial production of Traditional Insurance Business for Mutual in any period of twelve (12) consecutive months ending after the Renewal Effective Date; and

(iii)

Solicit any class of business from independent agents or producers who have been appointed by Mutual , pursuant to Section 8(d), as agents or producers of only Merchants Mutual or Preferred and not MNH; and

(iv)

Solicit business from any agents or producers in which the primary location of the risk to be insured is located in the five (5) New York State counties of Bronx, Queens, Kings, New York and Richmond, and

Final Document

(v)

Solicit business anywhere from any agents or producers of the following classes of risk:

1.

 bar and taverns, that is establishments at which liquor sales are more than 50% of total sales;

2.

contractors with less than three years of experience in their trade in the construction and renovation business, and contractors which subcontract more than 50% of their work, based on gross revenue;

3.

purchases of existing buildings which are under new ownership and which are being insured for the first time with the owner;

4.

apartment buildings having at least five but less than 20 apartments; and

5.

mixed occupancy buildings that include habitational exposures that comprise at least 50% of the building’s area.

MNH, Rutgers and Rutgers Enhanced shall not be deemed to have breached their agreements above in this Section 4(c) if there are isolated solicitations or offers that are inadvertent or result from legitimate marketing efforts not designed to target Mutual’s policyholders, agents or producers.

(d)

From the effective date of the Merger and at all times during the Renewal Term, Mutual, and any other person affiliated with it, severally agree not to solicit from any agent or producer of MNH, Rutgers or Rutgers Enhanced any business to be placed or renewed by such agent or producer with MNH, Rutgers or Rutgers

Final Document

Enhanced, except for the renewal or replacement of the In Force Policies through the exercise of the Renewal Rights.

Mutual shall not be deemed to have breached its agreements above in this Section 4(d) if there are isolated solicitations or offers that are inadvertent or result from legitimate marketing efforts not designed to target MNH’s, Rutgers’ or Rutgers Enhanced’s policyholders, agents or producers.

5.

Relinquishment of Name and Other Intangible Rights; Release.

(a)

Effective on the effective date of the Merger, or as soon thereafter as practicable, but not later than ninety (90) days thereafter, MNH and MGI shall change their corporate and trade names to delete all references to the word “Merchants” and any derivative thereof (the “Name”), and shall cease to use the Name for all purposes, including, without limitation, in all marketing and other insurance or business activities.  MNH shall proceed expeditiously to secure whatever, if any, approvals are required by regulatory authorities to effect its name change. AEG, Rutgers and Rutgers Enhanced, and any person affiliated with any of them, likewise agree not to use the Name for all purposes, including, without limitation, in any of their insurance or other business operations.  Mutual shall reimburse MGI and MNH for their reasonable costs in changing the Name, including filing fees, legal costs and printing, not to exceed $15,000 in total; provided, however, the routine costs of effecting the Name change on policies, filings, marketing literature, etc. shall continue to be shared under the Services and Pooling Agreements, in accordance with past practices.

Final Document

(b)

Effective on the Renewal Effective Date, MNH and MGI shall release any and all claims that they have or may have to (i) the Name, (ii) any trademarks, trade names, service marks, copyrights, patents, patent applications, domain names, websites, ISP addresses, email addresses, business processes, and all other forms of intellectual property associated with the Name  (collectively, “IP Assets”), (iii) computer software programs, source codes and related software assets used in connection with the conduct of their businesses under the Services Agreement (“Software”), and (iv) the manner in which Mutual has managed MGI’s and MNH’s businesses under the Services Agreement and the Pooling Agreement prior to the Renewal Effective Date (the “Release”).

6.

Consideration and Terms of Payment.

(a)

Mutual shall pay to MGI the sum of $100,000 in full and final payment for MGI’s and MNH’s relinquishment of all claims they have or may have to the Name, IP Assets and Software, and for their grant of the Release under Section 5, with such payment to be made in full in cash on the Renewal Effective Date.

(b)

The grant by MNH of the Renewal Rights to Mutual and Mutual’s corresponding agreements under Section 2 related to MNH’s obligations to offer renewal coverage to holders of In Force Policies shall constitute good, adequate and complete consideration for each such Party’s obligations hereunder in connection with the Renewal Rights.

(c)

The reciprocal agreements of the Parties under Section 4 shall be accepted by each Party as good, adequate and complete consideration for each such Party’s obligations thereunder.

Final Document

(d)

MPIC shall pay a license fee to MNH for the grant of the License under Section 3 to use the Policy Data (“License Fee”) which shall be in the minimum amount of $3,375,000 (“Minimum License Fee”) and a maximum amount of $3,456,000 (“Maximum License Fee”), payable as follows:

(i)

The Minimum License Fee shall be paid in twenty-four (24) equal, consecutive monthly payments of $140,625.00 each without interest, commencing on the 20th day of the calendar month following the Renewal Effective Date and on the 20th day of each month thereafter for the next twenty-three (23) months.

(ii)

An amount equal to 9.0 % of the net direct written premiums on Mutual Replacement Policies initially issued by Mutual at any time during the Renewal Term, which shall be paid monthly by MPIC to MNH by the 20th day of the calendar month following Mutual’s processing of such premiums (“Monthly License Fee”), with the monthly Minimum License Fee of $140,625.00 to be credited against the Monthly License Fee on a cumulative basis with any unapplied monthly Minimum License Fee to be carried forward for credit against any subsequent Monthly License Fee.

(iii)

In the event that the Maximum License Fee has not been paid by the end of the Renewal Term as a result of the Minimum and Monthly License Fees referred to above, then MPIC shall continue to pay a Monthly License Fee on any Mutual Replacement Policies that are issued after the Renewal Term and any subsequent renewal

Final Document

term; provided, however, that no further Monthly License Fees shall be owed after the aggregate net direct written premiums on all Mutual Replacement Policies that are issued hereunder from the Renewal Effective Date through the date of such payments exceed $38.4 million, in effect capping the Maximum License Fee at $3,456,000.

(iv)

Merchants Mutual hereby unconditionally guarantees any and all payment obligations whatsoever of MPIC under this Section 6(d), and, waives, without limitation, (i) any requirements of notice of default, (ii) any requirement that MNH takes any action to enforce such obligation against MPIC, and (iii) any defense based on the insolvency or bankruptcy of MPIC, or otherwise.

7.

Continuation of the Pooling Agreement.

(a)

Effective on the Renewal Effective Date, the existing Pooling Agreement between Mutual and MNH shall continue and be extended up to and through December 31, 2009, on the same terms and conditions as currently exist, subject to Section 7(b) below; provided, however, that the maximum annual dollar participation of $37.5 million by MNH provided for in the Pooling Agreement shall be eliminated and there shall be no maximum annual dollar limit.

(b)

Mutual shall have the option to terminate the Pooling Agreement effective at any time on or after January 1, 2009, if MNH’s rating by the A.M. Best Company is then less than A-.  Such option can be exercised on not less than thirty (30) days’ written notice, with any such termination to be effective on the last calendar day

Final Document

of the calendar quarter in which such notice is given.  However, Mutual may not exercise such option if MNH has provided a cut through reinsurance contract issued to, or for the benefit of, Mutual by a reinsurer with a rating by the A.M. Best Company of not less than A- without a negative outlook.  Alternatively, MNH may provide a letter of credit which is satisfactory to Mutual in its reasonable discretion to assure it that MNH will be able to meet its obligations under the Pooling Agreement.

8.

Continuation of Underwriting and Claims Services.

(a)

Effective on the Renewal Effective Date, the existing Services Agreement shall be continued in effect in accordance with its terms, but only so long as either or both of the Underwriting Services and Claims Services Annexes thereunder, modified as provided below in this Section 8, remain in effect. The termination of the Administrative Services Annex to the Services Agreement is provided for in Section 9 below.

(b)

Effective on the Renewal Effective Date, the Underwriting Services Annex to the Services Agreement shall be deemed amended:

(i)

to apply to only In Force Policies and any other Traditional Insurance Business of MNH covered by the Underwriting Services Annex on the Renewal Effective Date, but, in no event, to Mutual Replacement Policies; and

Final Document

(ii)

to expire when there are no longer any Inforce Policies in effect, subject, however, to Mutual’s right and obligation to continue to service such expired Policies.

(c)

Effective on the Renewal Effective Date, the Claims Services Annex to the Services Agreement shall be deemed amended as follows:

(i)

to provide that the administration of any claims then being administered by Mutual that arose under insurance policies issued by MNH that were not or are not subject to any form of pooling or reinsurance agreement or arrangement between Mutual and MNH shall be transferred by Mutual to MNH, and all of Mutual’s obligations to administer those claims under the Services Agreement or the Claims Services Annex shall cease and Mutual shall have no further responsibilities or liability for any such claims; and

(ii)

to continue in effect in accordance with its terms as to Traditional Insurance Business that continues to be pooled between Mutual and MNH,  for such period of time that the Pooling Agreement remains in effect, as provided in Section 7 above, and for so long thereafter as any claims on policies included in such Traditional Insurance Business and covered by the Pooling Agreement remain open.

(d)

Effective on the Renewal Effective Date, Mutual shall have the option to appoint new agents or producers as agents of only Merchants Mutual or Preferred or any

Final Document

other insurer controlled by Mutual, and not MNH, notwithstanding anything to the contrary in the Services Agreement or this Agreement.  However, nothing herein shall limit the rights of MNH and AEG under the terms of this Agreement.

9.

Termination of Administrative Services Annex under the Services Agreement; Conditional Termination of Services and Pooling Agreements.

(a)

Mutual agrees that it will not give notice of termination of the Administrative Services Annex under the Services Agreement prior to January 1, 2007. However, that Annex shall automatically terminate as of the effective date of the Merger, unless AEG elects to extend the termination to the last day of the month following the month in which the Merger is effective. Mutual shall provide MNH with information relating to premiums and losses on MNH’s business through the date of such termination, and cooperate with AEG and MNH in their assuming the duties performed for MGI and MNH by Mutual under the Administrative Services Annex. Mutual shall also cooperate in responding to requests for information required about transactions which occurred while such Annex was in effect in connection with regulatory and tax matters.

(b)

Mutual hereby gives notice to MGI and MNH that, unless the Administrative Services Annex under the Services Agreement terminates pursuant to Section 9(a) above,  Mutual is exercising its right under the Services Agreement to terminate the Administrative Services Annex thereunder, and all of Mutual’s responsibilities and obligations related thereto, effective at the close of business on June 30, 2007; provided, however, that Mutual retains its right to terminate the Administrative

Final Document

Services Annex sooner pursuant to its right to terminate upon a “change in control”, other than a “change in control” resulting from the Merger.

(c)

In addition, Mutual hereby gives notice to MGI and MNH that Mutual is terminating the Services Agreement and the Underwriting Services, Claim Services and Investment Services Annexes thereto and the Pooling Agreement, effective December 31, 2007,  in the event that the Renewal Effective Date does not occur by June 30, 2007; provided, however, that Mutual retains its right to terminate the Pooling Agreement and the Services Agreement and the Annexes thereto at an earlier date in the event of a “change in control” involving a party other than AEG.

(d)

The effectiveness of the termination notices given under Sections 9(a), (b) and (c) and the agreement that the Administrative Services Annex to the Services Agreement will not terminate prior to June 30, 2007 (except as otherwise provided above) shall survive the termination of this Agreement.

10.

Continued Assistance.

(a)

Mutual shall use its best efforts to cause its Executive Officers who are currently serving as Officers of MGI and as Directors and Officers of MNH (“Executive Officers”) to continue in those roles until the earlier of the consummation of the Merger or the termination of the Administrative Services Annex to the Services Agreement; provided, however, that the Executive Officers will not be expected to continue in their respective roles with MGI and MNH beyond the earlier of (i) the Renewal Effective Date, or (ii) June 30, 2007.

Final Document

(b)

MGI and MNH each agrees to continue to provide indemnification and Officer’s and Director’s Insurance coverage for the Executive Officers in their capacities as such on the same terms as in effect on the Signing Effective Date, and to purchase a “tail policy” as provided for in Section 6.9(c) of the Merger Agreement.

(c)

The Executive Officers shall sign any documents that are required to be filed with the U.S. Securities and Exchange Commission (“SEC”) or any Insurance Regulator in connection with any of the transactions contemplated in the Merger Agreement in their capacity as officers of MGI or MNH; provided, however, no Executive Officer shall be required to execute any document which includes or relates to matters not within their knowledge, or knowledge that can be  reasonably obtained, by reason of Mutual’s functions under the Services and Pooling Agreements.  The Executive Officers’ role with respect to MGI’s obligations to comply with Section 404 of the Sarbanes-Oxley Act, and the rules and regulations of the SEC promulgated thereunder, shall be limited to their actual knowledge and participation in the events required to be disclosed under that law, including matters which they know, or such knowledge that can be reasonably obtained, as a result of Mutual’s functions under the Services and Pooling Agreements.  MGI agrees that the remainder of MGI’s compliance obligations shall be fulfilled by persons other than the Executive Officers.

(d)

MNH and Mutual shall apply for, and each of the Parties shall cooperate fully in seeking, whatever approvals or non-disapprovals, if any, that are required from Insurance Regulators, for the consummation of the transactions contemplated in this Agreement, including but not limited to MNH’s grant of the Renewal Rights

Final Document

to Mutual; provided, however, MNH shall have the responsibility for any filings with respect to its policies and Mutual shall have the responsibility for securing any licenses and approval for rates and forms.  Subject to the terms and conditions herein provided, each Party shall use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Merger and the transactions contemplated by this Agreement, including, without limitation, negotiating and consenting to changes in this Agreement and any Orders issued by Insurance Regulators that are reasonably necessary, proper or advisable to obtain the approval of such Insurance Regulators of the transactions contemplated by this Agreement, so long as each Party shall continue to obtain the material economic benefits contemplated by this Agreement and so long as the conditions to each Party’s obligation to consummate the transactions set forth in this Agreement, as the case may be, shall remain substantially unchanged.

(e)

The Parties shall use their best efforts to cooperate with each other to accomplish the matters contemplated by this Agreement, including the satisfaction of the conditions to the closing of the Merger Agreement.

11.

Disclosure of Transactions.

(a)

The Parties acknowledge that they are concerned about the potential effect of any premature or inaccurate announcement or publicity concerning the transactions contemplated by this Agreement.  The Parties agree that the existence and contents of this Agreement and the discussions and negotiations relating to it shall

Final Document

not be disclosed to any third party, except as expressly required by applicable legal requirements, or judicial or administrative process or orders.  Mutual acknowledges that upon the execution of this Agreement MGI will issue a press release and file a Form 8-K with the SEC, disclosing the existence and terms of the Agreement, that a copy of this Agreement may be filed as an Exhibit to such SEC filing, and that the existence and terms of this Agreement will be disclosed in MGI’s Proxy Statement issued in connection with the approval of the Merger Agreement.  MGI, MNH and AEG acknowledge that upon the execution of this Agreement Merchants Mutual will file with the SEC an amendment to its Schedule 13D, likewise disclosing the existence and terms of this Agreement, and that a copy of this Agreement may be filed as an Exhibit to that amendment. No Party shall make any other public announcement regarding this Agreement or the transactions contemplated hereunder unless and until all of the Parties have agreed upon its timing and content, which agreement shall not be unreasonably withheld.

(b)

Prior to such announcement and subject to the disclosures permitted by the foregoing:

(i)

the Parties will use their best efforts to limit knowledge of the terms of the transactions contemplated hereunder within their organizations to those employees, attorneys, accountants, lenders, investors, prospective lenders and investors, and consultants who need to be involved in the due diligence process or negotiations, and to Insurance Regulators and rating agencies, and

Final Document

(ii)

the Parties agree that the terms of this Agreement, and the discussions and negotiations relating thereto, shall be confidential and shall not be disclosed to any third party other than the Parties’ employees, attorneys, accountants, lenders, investors, prospective lenders and investors, and consultants, and Insurance Regulators and rating agencies who shall also be instructed to comply with the terms of this confidentiality provision, and

(iii)

except as may be required by law, and subject to the disclosures permitted in Sections 11(a) and (b)(i) and (ii), none of the Parties shall issue any press release or otherwise publicly disclose this Agreement or the transactions contemplated hereby or any dealings between or among the Parties in connection with the subject matter hereof without the prior consultation in good faith of each of the other Parties.

12.

Termination.

Subject to the provisions of Section 9 and 10, which shall survive any termination of this Agreement, this Agreement may be terminated as follows:

(a)

at any time on the mutual written consent of each of the Parties; or

(b)

on June 30, 2007, by Mutual, MNH or AEG if by June 30, 2007 all of the conditions have not been met for the Renewal Effective Date to occur on or prior to July 1, 2007; or

(c)

at any time prior to July 1, 2007, by Mutual, MNH or AEG at such time prior thereto as the New Hampshire Insurance Departure or the New York Insurance

Final Document

Department may affirmatively decline to grant any approvals or consents necessary to give effect to the grant of the Renewal Rights hereunder and the other transactions contemplated hereunder; or

(d)

if the Renewal Effective Date has occurred but not all Subsequent Renewal Effective Dates have occurred in the Remaining Jurisdictions, this Agreement may be terminated by Mutual, MNH or AEG upon the failure of MNH to secure any required approvals or consents from Insurance Regulators in the Remaining Jurisdictions of the transactions contemplated hereunder by December 31, 2007; provided, however, in such instance or instances, the termination of this Agreement shall only be applicable to the Remaining Jurisdiction or Jurisdictions in which such Insurance Regulators have failed to grant any such required approvals or consents in order for the respective Subsequent Renewal Effective Date to occur; or

(e)

by Mutual, MNH or AEG if the Merger Agreement is terminated for any reason prior to June 30, 2007, without the Merger becoming effective.

13.

Indemnification.

Each Party to this Agreement shall indemnify any other Party against, and hold it harmless from, all losses, damages, and liabilities incurred by such Party arising from any material failure by the Party against which such indemnification is sought to fulfill its obligations as set forth in this Agreement.

14.

Notices.

Any notice required or permitted to be given under this Agreement shall be in writing, shall be signed by the Party giving notice, and shall be delivered by hand, by certified mail,

Final Document

return receipt requested, or by a reputable overnight courier service to the address of the Party to whom the notice is directed as set forth at the head of this Agreement, or such other address as such Party may designate by notice given in like manner.

15.

Miscellaneous.

(a)

This Agreement may not be assigned without the written consent of all Parties to it. This Agreement shall inure to the benefit of, and be binding upon, the successors of each Party.  This Agreement shall be for the sole benefit of the Parties to this Agreement and their respective successors, permitted assigns, and legal representatives and is not intended, nor shall be construed, to give any person or entity, other than the Parties hereto and their respective successors, permitted assigns, and legal representatives, any legal or equitable right, remedy, or claim hereunder; provided, however, that the Parties specifically acknowledge that the provisions of Sections 10(b) and (c) hereof are intended to be for the benefit of, and shall be enforceable by, each Executive Officer and his or her heirs and representatives affected thereby.

(b)

No Party to this Agreement shall be deemed to have waived any rights or remedies under this Agreement unless such waiver is expressly made in writing and signed by such Party.  No delay or omission by any Party in exercising any such right or remedy shall operate as a waiver of such right or remedy.

(c)

This Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire.

(d)

Any dispute, contest or claim arising among the parties arising out of or under this Agreement shall be finally determined by arbitration.  Each Party shall retain its

Final Document

right to obtain specific performance in such arbitration or to seek injunctive or other equitable relief with respect to a breach or threatened breach of this Agreement or with respect to any matter arising out of or under this Agreement in such arbitration, or if preliminary relief is required before an arbitrator is appointed, from a court of suitable jurisdiction.  The Party seeking arbitration shall give written notice thereof to the other Parties.  Except with respect to equitable relief from a court as permitted in this Section, if the Parties who are in dispute are unable to resolve the dispute within ten (10) business days after the giving of such notice of arbitration, they shall then promptly mutually select an independent arbitrator who is not affiliated with any of the Parties to resolve the dispute.  However, if the parties fail to do so within twenty business (20) days after the giving of the notice of arbitration, either Party may apply to the office of the American Arbitration Association (“AAA”) nearest to Concord, New Hampshire for the appointment of the arbitrator, who shall be a person with experience in the property and casualty insurance business as a corporate officer, attorney, accountant or actuary.  The arbitration shall be held where the parties agree.  If there is no agreement on locale, the AAA will determine its locale, giving weight to proximity or access to Concord, New Hampshire.  The arbitrator so designated shall resolve the matter in dispute within sixty (60) days after such designation, or as soon thereafter as possible, by means of a written decision.  Prior to the hearing, the parties may conduct discovery in accordance with the Federal Rules of Civil Procedures, under the control of the arbitrator.  Any such resolution shall be final and binding upon the Parties.  In making his or her

Final Document

determination, the arbitrator shall not subtract from, add to, or otherwise modify any of the provisions of this Agreement.  Each Party may, at its own expense, be represented by counsel and employ expert witnesses in any such arbitration. Each Party shall share equally the arbitrator’s fees and expenses and AAA fees (collectively, “Arbitration Expenses”), except that if in the arbitration decision the arbitrator specifies that one Party lost the arbitration, the Party so specified shall pay the Arbitration Expenses, but the arbitrator may not require any party to pay the legal fees and costs of another party.  The arbitration shall be held in accordance with the rules of the AAA, except as otherwise specifically provided in this Agreement.

(e)

If anything set forth in Section 15 (d) is found by a court of competent jurisdiction to be illegal or invalid as it pertains to the forum for dispute resolution, all suits, actions, and other proceedings arising out of or under this Agreement shall be brought exclusively in the state or federal courts of the State of New Hampshire, and for this purpose, each Party hereby consents to the personal jurisdiction of such courts and waives any defense or claim based upon improper venue or an inconvenient forum.  Nothing in this subsection (e) shall expand the right of any Party to bring such a suit, action or other proceeding pursuant to subsection (d) above.

(f)

Regardless of whether the transactions provided for in this Agreement are consummated, each Party hereto shall pay its own expenses incident to this Agreement and such transactions.

Final Document

(g)

This Agreement may be executed in counterparts and by facsimile signatures, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

(h)

The headings in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

(i)

This Agreement constitutes the entire agreement among the Parties with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.  This Agreement may only be amended or modified in writing signed by the Party against whom enforcement of such amendment or modification is sought.

(j)

Except as specifically set out in this Agreement, this Agreement shall not, and is not intended to, change, modify or amend any of the terms of the Services Agreement or any Annex thereto or of the Pooling Agreement.

(k)

Each of the Parties hereto acknowledges that this Agreement has been prepared jointly by the Parties hereto, and shall not be construed against any Party.

IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be executed by their respective undersigned officers, each thereunto duly authorized, all as of the first date set forth above.

[Signature Page follows]

Final Document

MERCHANTS MUTUAL INSURANCE COMPANY

By  /s/ Bryant H. Prentice, III

Name:  Bryant H. Prentice, III

Title:  Chairman

MERCHANTS PREFERRED INSURANCE COMPANY

By  /s/ Robert M. Zak

Name:  Robert M. Zak

Title:  President & CEO

MPIC, INC.

 By   /s/ Kenneth J. Wilson

Name:  Kenneth J. Wilson

Title:  Vice President & CFO

MERCHANTS GROUP, INC.

By /s/ Thomas E. Kahn

Name:  Thomas E. Kahn

Title:  Chairman

MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.

By  /s/ Thomas E. Kahn

Name:  Thomas E. Kahn

Title:  Chairman

AMERICAN EUROPEAN GROUP, INC.

By:  /s/ Nachum Stein

Name:  Nachum Stein

Title:  Chairman - CEO

RUTGERS CASUALTY INSURANCE COMPANY

By: /s/ Nachum Stein

Name:  Nachum Stein

Title:  Chairman

RUTGERS ENHANCED INSURANCE COMPANY

By  /s/ Nachum Stein

Name:  Nachum Stein

Title:  Chairman

Final Document